                                                                   Exhibit 99.23


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-3
              -----------------------------------------------------

                    Monthly Period:                  5/1/02 to
                                                     5/31/02
                    Distribution Date:               6/19/02
                    Transfer Date:                   6/18/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1999-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A.  Information Regarding the Current Monthly Distribution.

      1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                        Class A                        $1.65833
                                        Class B                        $1.83333
                                        Excess Collateral Amount       $5.37500

      2. The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount
                                        Class A                        $1.65833
                                        Class B                        $1.83333
                                        Excess Collateral Amount       $5.37500

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-3
Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                     Class A                           $0.00000
                                     Class B                           $0.00000
                                     Excess Collateral Amount          $0.00000

B.   Information Regarding the Performance of the Trust.

     1. Allocation of Principal Receivables.

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                     Class A                    $102,740,643.50
                                     Class B                      $7,972,903.08
                                     Excess Collateral Amount    $11,601,290.13
                                                                ---------------
                                     Total                      $122,314,836.71



     2. Allocation of Finance Charge Receivables

        (a1) The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the Certificates

                                     Class A                     $10,109,662.92
                                     Class B                        $784,532.40
                                     Excess Collateral Amount     $1,141,565.10
                                                                ---------------
                                     Total                       $12,035,760.42

        (b1) Principal Funding Investment Proceeds (to Class A)           $0.00
        (b2) Withdrawals from Reserve Account (to Class A)                $0.00
                                                                ---------------
             Class A Available Funds                             $10,109,662.92

        (c1) Principal Funding Investment Proceeds (to Class B)           $0.00
        (c2) Withdrawals from Reserve Account (to Class B)                $0.00
             Class B Available Funds                                $784,532.40

        (d1) Principal Funding Investment Proceeds (to CIA)               $0.00
        (d2) Withdrawals from Reserve Account (to CIA)                    $0.00
             CIA Available Funds                                  $1,141,565.10

        (e1) Total Principal Funding Investment Proceeds                  $0.00
        (e2) Investment Earnings on deposits to Reserve Account           $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-3
Page 3


  3. Principal Receivable / Investor Percentages

     (a) The aggregate amount of Principal Receivables in
         the Trust as of 05/31/02                            $32,386,871,865.69


     (b) Invested Amount as of 05/31/02
         (Adjusted Class A Invested Amount
         during Accumulation Period)
                                    Class A                     $700,000,000.00
                                    Class B                      $54,167,000.00
                                    Excess Collateral Amount     $79,167,000.00
                                                             ------------------
                                    Total                       $833,334,000.00

     (c) The Floating Allocation Percentage:
                                    Class A                               2.152%
                                    Class B                               0.167%
                                    Excess Collateral Amount              0.243%
                                                             ------------------
                                    Total                                 2.562%

     (d) During the Accumulation Period: The Invested Amount
         as of ______ (the last day of the Revolving Period)
                                    Class A                               $0.00
                                    Class B                               $0.00
                                    Excess Collateral Amount              $0.00
                                                             ------------------
                                    Total                                 $0.00

     (e) The Fixed/Floating Allocation Percentage:
                                    Class A                               2.152%
                                    Class B                               0.167%
                                    Excess Collateral Amount              0.243%
                                                             ------------------
                                    Total                                 2.562%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-3
Page 4

  4. Delinquent Balances.

     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

     (a) 30 - 59 days                                           $422,735,187.23
     (b) 60 - 89 days                                           $312,708,031.38
     (c) 90 - 119 days                                          $238,913,440.88
     (d) 120 - 149 days                                         $197,366,919.81
     (e) 150 - 179 days                                         $175,940,512.38
     (f) 180 or more days                                                 $0.00
                                    Total                     $1,347,664,091.68

  5. Monthly Investor Default Amount.

     (a) The aggregate amount of all defaulted Principal
         Receivables written off as uncollectible during the
         Monthly Period allocable to the Invested Amount
         (the aggregate "Investor Default Amount")
                                    Class A                       $3,623,014.91
                                    Class B                         $281,154.03
                                    Excess Collateral Amount        $409,104.38
                                                              -----------------
                                    Total                         $4,313,273.32


  6. Investor Charge-Offs & Reimbursements of Charge-Offs.

     (a) The aggregate amount of Class A Investor Charge-
         Offs and the reductions in the Class B Invested
         Amount and the Excess Collateral Amount
                                    Class A                               $0.00
                                    Class B                               $0.00
                                    Excess Collateral Amount              $0.00
                                                              -----------------
                                    Total                                 $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-3
Page 5

      (b) The aggregate amount of Class A Investor Charge-
          Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                            Class A                                       $0.00
                            Class B                                       $0.00
                            Excess Collateral Amount                      $0.00
                                                                 --------------
                            Total                                         $0.00




  7.  Investor Servicing Fee
      (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                            Class A                                 $875,000.00
                            Class B                                  $67,708.75
                            Excess Collateral Amount                 $98,958.75
                                                                 --------------
                            Total                                 $1,041,667.50


  8.  Reallocated Principal Collections
          The amount of Reallocated Excess Collateral Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                            Class B                                       $0.00
                            Excess Collateral Amount                      $0.00
                                                                 --------------
                            Total                                         $0.00

  9.  Excess Collateral Amount
      (a) The amount of the Excess Collateral Amount as of
          the close of business on the related Distribution
          Date after giving effect to withdrawals, deposits
          and payments to be made in respect of the
          preceding month                                        $79,167,000.00

  10. The Portfolio Yield
        The Portfolio Yield for the related Monthly Period                10.79%

  11. The Base Rate
        The Base Rate for the related Monthly Period                       4.43%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-3
Page 6

C   Information Regarding the Principal Funding Account

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      02/01/2004

      (b) Accumulation Period Length (months)                                 2

      (c) Accumulation Period Factor                                       7.08

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                        $416,667,000.00

      (f) Minimum Payment Rate (last 12 months)                           13.63%

      2.  Principal Funding Account

          Beginning Balance                                               $0.00
            Plus: Principal Collections for related Monthly
                  Period from Principal Account                            0.00
            Plus: Interest on Principal Funding Account
                  Balance for related Monthly Period                       0.00

            Less: Withdrawals to Finance Charge Account                    0.00
            Less: Withdrawals to Distribution Account                      0.00
                                                                ---------------
          Ending Balance                                                   0.00

      3.  Accumulation Shortfall

                The Controlled Deposit Amount for the
                previous Monthly Period                                   $0.00

          Less: The amount deposited into the Principal
                Funding Account for the Previous Monthly
                Period                                                    $0.00

                Accumulation Shortfall                                    $0.00

                                                                ---------------
                Aggregate Accumulation Shortfalls                         $0.00

      4.  Principal Funding Investment Shortfall

                Covered Amount                                            $0.00

          Less: Principal Funding Investment Proceeds                     $0.00

                                                                ---------------
                Principal Funding Investment Shortfall                    $0.00
                                                                ---------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-3
Page 7

D. Information Regarding the Reserve Account

      1. Required Reserve Account Analysis

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($)                          $0.00
             .5% of Invested Amount or other amount
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date                   $0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date                  $0.00

      2. Reserve Account Investment Proceeds
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date              $0.00

      3. Withdrawals from the Reserve Account
         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the related Transfer
         Date (1 (d) plus 2 above)                                        $0.00

      4. The Portfolio Adjusted Yield
         The Portfolio Adjusted Yield for the related Monthly Period       6.79%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                First USA Bank, National Association
                as Servicer


                By:  /s/ Tracie Klein
                     ---------------------------
                     Tracie Klein
                     First Vice President